EXHIBIT 10.12:

THIRD AMENDMENT TO CREDIT AGREEMENT
This Third Amendment to Credit Agreement (the “Third Amendment”) dated as of June 21, 2012, between Oil‑Dri Corporation of America (the “Company”) and BMO Harris Bank N.A. (the “Bank”).

PRELIMINARY STATEMENTS
A.    The Company, the Domestic Subsidiaries of the Company, and the Bank are parties to a Credit Agreement dated as of January 27, 2006 (as amended and restated from time to time, the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Credit Agreement.
B.    The Company and the Bank have agreed to amend the Credit Agreement under the terms and conditions set forth in this Third Amendment.

SECTION 1.	AMENDMENTS.
Upon satisfaction of the conditions precedent contained in Section 3 below, the Credit Agreement shall be and hereby is amended as follows:
1.1.    The first sentence of Section 1.3(a) of the Credit Agreement (Letters of Credit; General Terms) shall be amended and restated in its entirety to read as follows:
Subject to the terms and conditions hereof, the Revolving Credit Commitment may be availed of by the Company in the form of standby letters of credit issued by the Bank for the account of the Company (individually a “Letter of Credit” and collectively the “Letters of Credit”), provided that the aggregate amount of Letters of Credit (including the Present Letters of Credit) issued and outstanding hereunder shall not at any one time exceed the U.S. Dollar Equivalent of $5,000,000.
1.2.    Section 1.3(c) of the Credit Agreement (Letters of Credit; General Characteristics) shall be amended and restated in its entirety to read as follows:
(c)    General Characteristics. Each Letter of Credit issued hereunder shall be payable in U.S. Dollars or an Available Foreign Currency, conform to the general requirements of the Bank for the issuance of a standby letter of credit as to form and substance, and be a letter of credit which the Bank may lawfully issue.
1.3.    Section 3 of the Credit Agreement (Fees, Prepayments, Portion, Terminations, Extensions, Applications and Capital Adequacy) shall be amended by inserting a new Section 3.3A immediately after Section 3.3 that shall read as follows:
Section 3.3A.    Mandatory Prepayment-Foreign Currency. If at any time the sum of the Loans and the U.S. Dollar Equivalent of all Letters of Credit then outstanding shall be in excess of the Revolving Credit Commitment, the Company shall immediately upon demand pay over the amount of the excess to the Bank as and for a mandatory prepayment of the Obligations, with each such prepayment first to be applied to the Loans until paid in full with any remaining balance to be held by the Bank as collateral security for the Obligations owing with respect to the Letters of Credit.
1.4.    Section 5 of the Credit Agreement (Definitions) shall be amended by inserting in appropriate alphabetical order definitions of “Available Foreign Currency,”, “Revaluation Date,” and “U.S. Dollar Equivalent” that shall read as follows:

“Available Foreign Currency” means any currency that is freely convertible to U.S. Dollars and is readily available to, and approved by, the Bank.
“Revaluation Date” means, with respect to any Letter of Credit denominated in an Available Foreign Currency, (a) the date of issuance thereof, (b) the date of each amendment thereto having the effect of increasing the amount thereof, (c) the last day of each calendar month, and (d) each additional date as the Bank shall specify in a written notice to the Borrower.
“U.S. Dollar Equivalent” means (a) the amount of any Letter of Credit denominated in U.S. Dollars, and (b) in relation to any Letter of Credit denominated in an Available Foreign Currency, the amount of U.S. Dollars which would be realized by converting the relevant Available Foreign Currency into U.S. Dollars in the spot market at the exchange rate quoted by the Bank, at approximately 11:00 a.m. (London time) on any Revaluation Date, to major banks in the interbank foreign exchange market for the purchase of U.S. Dollars for such Available Foreign Currency.SS

SECTION 2.	REPRESENTATIONS.
In order to induce the Bank to execute and deliver this Third Amendment, the Company hereby represents and warrants to the Bank that, after giving effect to the amendments set forth in Section 1 above, (a) each of the representations and warranties set forth in Section 5 of the Credit Agreement is true and correct on and as of the date of this Third Amendment as if made on and as of the date hereof and as if each reference therein to the Credit Agreement referred to the Credit Agreement as amended hereby and (b) no Default or Event of Default exists under the Credit Agreement or shall result after giving effect to this Third Amendment.

SECTION 3.	CONDITIONS PRECEDENT.
This Third Amendment shall become effective upon satisfaction of the following conditions precedent:
3.1.    The Company and the Bank shall have executed and delivered this Third Amendment.
3.2.    Each Guarantor shall have executed and delivered its consent to this Third Amendment in the space provided for that purpose below.
3.3.    Legal matters incident to the execution and delivery of this Third Amendment shall be satisfactory to the Bank and its counsel.

SECTION 4.	MISCELLANEOUS.
4.1.    Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Third Amendment need not be made in the Credit Agreement, the Note, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.
4.2.    The Company agrees to pay on demand all costs and expenses of or incurred by the Bank in connection with the negotiation, preparation, execution and delivery of this Third Amendment.
4.3.    This Third Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Third Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of executed counterparts of this Third Amendment by facsimile transmission or by e‑mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as an original. This Third Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.
[SIGNATURE PAGES TO FOLLOW]

This Third Amendment to Credit Agreement is dated as of the date first above written.
OIL-DRI CORPORATION OF AMERICA
By /s/ Daniel Smith
Name Daniel Smith
Title Vice President, CFO
BMO HARRIS BANK N.A.
By /s/ Steven M. Marks
Name S. M. Marks
Title SVP

GUARANTORS' ACKNOWLEDGMENT, CONSENT, AND REAFFIRMATION
Each of the undersigned has heretofore guaranteed the due and punctual payment of all present and future Obligations pursuant to Section 9 of the Credit Agreement and hereby consents to the amendment to the Credit Agreement as set forth above and confirms that all of the obligations of the undersigned thereunder remain in full force and effect. Each of the undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained. Each of the undersigned acknowledges that the Bank is relying on the assurances provided for herein and entering into this Third Amendment and maintaining credit outstanding to the Borrower under the Credit Agreement as so amended.

OIL-DRI CORPORATION OF GEORGIA	OIL-DRI PRODUCTION COMPANY

By /s/ Daniel Smith	By /s/ Daniel Smith

Name Daniel Smith	Name Daniel Smith

Title Vice President	Title Vice President

MOUNDS PRODUCTION COMPANY, LLC	MOUNDS MANAGEMENT, INC.
By Mounds Management, Inc.
Its Managing Member

By /s/ Daniel Smith	By /s/ Daniel Smith

Name Daniel Smith	Name Daniel Smith

Title Vice President	Title Vice President

BLUE MOUNTAIN PRODUCTION COMPANY	OIL-DRI CORPORATION OF NEVADA

By /s/ Daniel Smith	By /s/ Daniel Smith

Name Daniel Smith	Name Daniel Smith

Title Vice President	Title Vice President

TAFT PRODUCTION COMPANY
By /s/ Daniel Smith
Name Daniel Smith
Title Vice President